UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 10, 2006
CALLIDUS SOFTWARE INC.
(Exact Name of Registrant
as Specified in Charter)

Delaware	000-50463	77-0438629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 W. Santa Clara Street, Suite 1500 San Jose, CA		95113
(Address of Principal Executive Offices)		(Zip Code)
(408) 808-6400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Mr. John R. (Jack) Eickhoff, who has served as a Class III Director of Callidus Software Inc. (the “Company”) since November 2003, has informed the Company that he has decided not to stand for re-election to the Board of Directors at the Company’s 2006 annual meeting. Mr. Eickhoff stated that his decision was based on personal reasons and not in connection with any disagreement with the Company.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.
Date:	April 10, 2006	By:	/s/ Brian E. Cabrera
			Name:	Brian E. Cabrera
			Title:	Vice President of Operations, General Counsel and Secretary